Exhibit 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - July 8, 2010								.		Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-10	3Q-10	3Q-10	4Q-10
										A	A	E	E
This fleet status report contains information on contracts and letters of intent or awards with our customers.  Letters of intent or awards are noted in the comments section and may not result in an actual drilling contract. The information contained in this fleet status report is as of the date of the report only and is subject to change without notice to the recipient, and we assume no duty to update any portion of the information contained herein.  This fleet status report contains statements that are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws.  Forward-looking statements include, but are not limited to, statements about estimated duration of client contracts, contract dayrate amounts, future contract commencement dates, shipyard projects, our business, financial performance and prospects.  Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to have been correct.  Various factors could cause actual results to differ materially.

Full Contract Dayrate reflects the full daywork operating rate payable to the Company by the operator as provided in the applicable drilling contract unless otherwise specified.  The average dayrate over the term of the contract will be lower and could be substantially lower.  The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond our control.  Our client contracts and operations are generally subject to a number of risks and uncertainties. We discuss these factors, including risks, uncertainties and assumptions concerning actions by our clients, governments and other third parties, drilling activity levels, market conditions, operational difficulties, weather related events and other matters, from time to time in our filings with the U.S. Securities and Exchange Commission (“SEC”), which we urge you to review and which are available free of charge on the SEC’s Web site at www.sec.gov.

The Company recently announced that it has entered into a merger agreement pursuant to which it will acquire privately-held FDR Holdings Limited ("Frontier").  The Company also announced at the same time several agreements with Royal Dutch Shell plc ("Shell"), including new long-term contracts for the Noble Globetrotter and a second newbuild rig, and a 3-year extension for the Noble Jim Thompson, each of which is subject to the closing of the Frontier transaction.  Because the Frontier transaction has not closed, this fleet status report does not include any information regarding the Frontier fleet or any of the Shell agreements that are subject to such closing.

U.S. Gulf of Mexico Semisubmersibles (6)

Noble Danny Adkins - Newbuild	Bingo 9000	1999/2009	12,000'-DP	In-transit & acceptance testing	Shell	10/16/2009	5/25/2010	424-426		55
				US GOM	Shell	5/26/2010	6/26/2010	446-448
				US GOM	Shell	6/27/2010	11/30/2010	68-70
Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico. Shell will provide certain operational support in addition to suspension rate. The suspension period shall be extended in the event the period of limitation on certain activities in the U.S. Gulf of Mexico is suspended.

				US GOM	Shell	12/01/2010	2/15/2014	446-448

Noble Clyde Boudreaux (a, b)	F&G 9500 Enhanced Pacesetter	1987/2007	10,000'	US GOM	Noble Energy	11/16/2009	6/14/2010	604-606		13
				US GOM	Noble Energy	6/15/2010	12/12/2010	144-146
Standby rate from June 15, 2010 though December 12, 2010.  Pursuant to the agreement reached regarding the standby period, the companies have agreed to negotiate in good faith to enter into a new drilling contract for the unit following the standby period at a dayrate of $396,000 - $398,000. The parties contemplate that the term of this new contract would be equal to the remainder of the original contract term, previously expected to end in November 2011, exclusive of the standby period.  However, there is no guarantee that agreement or a new contract will be reached.

Noble Amos Runner (a)	Noble EVA 4000™	1982/1999	8,000'	US GOM	Anadarko	4/25/2008	3/08/2011	439-441
We have a dispute with our client, Anadarko, who terminated the drilling contract effective June 13, 2010 under the force majeure provisions of the contract. We do not believe Anadarko had the right to terminate and have included the related revenues in our backlog ($117 million).  We will not realize this amount if Anadarko is successful in the related litigation.

Noble Jim Thompson (a)	Noble EVA 4000™	1984/1999	6,000'	US GOM	Shell	3/02/2009	6/26/2010	504-506		4
				US GOM	Shell	6/27/2010	11/30/2010	46-48
Suspension rate during period of limitation on certain activities in the U.S. Gulf of Mexico. Shell will provide certain operational support in addition to suspension rate. The suspension period shall be extended in the event the period of limitation on certain activities in the U.S. Gulf of Mexico is suspended.

				US GOM	Shell	12/01/2010	2/28/2011	504-506
Pursuant to our agreement with Shell and subject to the Frontier transaction closing, Noble will reduce the current dayrate to $335,000 - $337,000 as of the Frontier closing date. This same dayrate, plus an increase for anticipated capital expenditures expected to be incurred at the request of Shell, will also apply during a three-year extension, which is scheduled to begin following the conclusion of the current contract in March 2011 (plus the suspension period and plus any upgrade period to the extent it occurs beyond the period of suspension) and is subject to the closing of the Frontier transaction. The revised dayrate will be eligible for a 15% performance bonus.

Noble Paul Romano (a)	Noble EVA 4000™	1981/1998	6,000'	US GOM	Marathon	2/17/2010	6/15/2010	374-376
						6/16/2010		-	Available.	19	8

Noble Lorris Bouzigard (b)	Pentagone 85	1975/2003	4,000'	US GOM	LLOG	6/23/2008	6/24/2010	269-271		2
				US GOM	LLOG	6/25/2010	6/24/2011	334-336

U.S. Gulf of Mexico Submersibles (2)
Noble Joe Alford	Pace Marine 85G	1982/2006	70’-C	US GOM	Shipyard	9/17/2009		-	Cold Stacked.	91	8	84	92

Noble Lester Pettus	Pace Marine 85G	1982/2007	70’-C	US GOM	Shipyard	6/10/2009		-	Cold Stacked.	91	8	84	92

Mexico Semisubmersible (1) (c)

Noble Max Smith	Noble EVA 4000™	1980/1999	7,000'	Bay of Campeche	Pemex	8/01/2008	7/31/2011	483-485

Mexico Jackups (12) (c, d)
Noble Bill Jennings	MLT Class 84-E.R.C.	1975/1997	390’-IC	Bay of Campeche	Pemex	3/18/2010	6/17/2010	109-111
This contract commenced 6/18/2008.  This contract reprices every three months based on an index of jackup rates in seven international regions.  On 3/18/2010, the contract repriced at a new dayrate of $109k-$111k.

				Bay of Campeche	Pemex	6/18/2010	11/10/2010	94-96	Received contract extension.	7

Noble Eddie Paul	MLT Class 84-E.R.C.	1976/1995	390’-IC	Bay of Campeche	Pemex	1/01/2010	6/03/2010	127-129
				Bay of Campeche	Pemex	6/04/2010	7/31/2010	94-96	Received a direct assignment.

Noble Leonard Jones	MLT Class 53-E.R.C.	1972/1998	390’-IC	Bay of Campeche	Pemex	3/31/2010	6/22/2010	104-106	We have received a contract extension on Part 3 which extends the contract from 3/31/2010 to 6/22/2010 at a dayrate of $104k-$106k.
				TBA	TBA	6/23/2010		-	Available.	7	8

Noble Johnnie Hoffman	Baker Marine BMC 300	1976/1993	300’-IC	Bay of Campeche	Pemex	10/31/2007	4/14/2010	170-172
				Bay of Campeche	Pemex	4/15/2010	7/25/2010	84-86	Received contract extension. We have received a letter requesting a contract extension which, subject to agreement on dayrate, would extend the contract to 10/13/2010.

Noble Gene Rosser	Levingston Class 111-C	1977/1996	300’-IC	Bay of Campeche	Pemex	12/21/2007	6/19/2010	170-172
				Bay of Campeche	Pemex	6/20/2010	12/19/2010	79-81	Received contract extension.	2

Noble John Sandifer	Levingston Class 111-C	1975/1995	300’-IC	Bay of Campeche	Pemex	3/21/2010	6/17/2010	84-86					10
				Bay of Campeche	Pemex	6/17/2010	9/18/2010	79-81	Received contract extension.

Noble Lewis Dugger	Levingston Class 111-C	1977/1997	300’-IC	Bay of Campeche	Pemex	3/18/2010	5/29/2010	84-86
This contract commenced 6/18/2008.  The contract reprices every three months based on an index of jackup rates in seven international regions.  On 3/18/2010, the contract repriced at a new dayrate of $84k-$86k.

				Bay of Campeche	Pemex	5/30/2010	10/18/2010	79-81	Received a direct assignment.

Noble Sam Noble	Levingston Class 111-C	1982	300’-IC	Bay of Campeche	Pemex	3/22/2010	9/19/2010	84-86	Received contract extension.				10

Noble Roy Butler	F&G L-780 MOD II	1982/1998	250’-IC (f)	Bay of Campeche	Pemex	3/06/2009	4/23/2010	167-169	We have received a letter requesting an extension which, subject to agreement on dayrate, would extend the contract to 7/18/2010.
				Bay of Campeche	Pemex	4/24/2010	7/18/2010	59-61	Received contract extension.
				Bay of Campeche	Pemex	7/19/2010	3/29/2011	62-64	Received a letter of award.

Noble Earl Frederickson	MLT Class 82-SD-C	1979/1999	250’-IC	Bay of Campeche	Pemex	1/13/2010	4/12/2010	76-78	This contract commenced 7/13/2008. The contract reprices every three months based on an index of jackup rates in seven international regions. On 1/13/2010, the contract repriced at a dayrate of $76k-$78k.				21
				Bay of Campeche	Pemex	4/13/2010	8/25/2010	67-69	On 4/13/2010, the contract repriced at a dayrate of $67k-$69k. The next date on which the contract is expected to reprice is 7/13/2010.

Noble Tom Jobe	MLT Class 82-SD-C	1982	250’-IC	Bay of Campeche	Pemex	2/07/2010	5/06/2010	78-80
This contract commenced 8/07/2008.  The contract reprices every three months based on an index of jackup rates in seven international regions. On 2/07/2010, the contract repriced at a new dayrate of $78k-$80k.

				Bay of Campeche	Pemex	5/07/2010	12/06/2011	77-79	On 5/07/2010, the contract repriced at a new dayrate of $77k-$79k. The next date on which the contract is expected to reprice is 8/07/2010.	2			10

Noble Carl Norberg	MLT Class 82-C	1976/2003	250'-IC	Bay of Campeche	Pemex	6/02/2010	3/02/2011	76-78	This contract commenced on 3/02/2009. The contract reprices every three months based on an index of jackup rates in seven international regions. On 6/02/2010, the contract repriced at a new dayrate of $76k-$78k. The next date on which the contract is expected to reprice is 9/02/2010.	1		10

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - July 8, 2010										Approximate actual and estimated unpaid down time days *
RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-10	3Q-10	3Q-10	4Q-10
										A	A	E	E

Brazil Semisubmersibles (3) (c )
Noble Dave Beard - Newbuild	F&G 9500 Enhanced Pacesetter	1986/2008	10,000'-DP	Brazil	Petrobras	3/19/2010	3/18/2015	219-221	Eligible for a maximum 15% bonus.	52	2

Noble Paul Wolff	Noble EVA 4000™	1981/1999/ 2006	9,200'-DP	Brazil	Petrobras	11/04/2009	11/03/2014	427-429	Eligible for a maximum 15% performance bonus.	3	1

Noble Therald Martin (b)	Pentagone 85	1977/2004	4,000'	Brazil	Petrobras	4/11/2007	10/17/2010	113-115	Eligible for a maximum of 15% performance bonus.
				Brazil	Petrobras	10/18/2010	10/17/2015	269-271	Eligible for a maximum of 10% performance bonus.	10	16

Brazil Drillships (3) (c )
Noble Roger Eason (b)	NAM Nedlloyd-C	1977/2005	7,200'-DP	Brazil	Petrobras	3/15/2010	2/21/2012	346-348	Eligible for a maximum of 15% performance bonus.	78	7
				Brazil	Petrobras	2/22/2012	10/19/2012	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected tobe paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	10/20/2012	8/12/2016	346-348	Eligible for a maximum of 15% performance bonus.

Noble Leo Segerius (b)	Gusto Engineering Pelican Class	1981/2002	5,600’-DP	Brazil	Petrobras	6/30/2009	3/07/2011	300-302	Eligible for a maximum of 15% performance bonus.	41	3
				Brazil	Petrobras	3/08/2011	11/03/2011	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	11/04/2011	1/23/2016	300-302	Eligible for a maximum of 15% performance bonus.

Noble Muravlenko	Gusto Engineering Pelican Class	1982/1997	4,900’-DP	Brazil	Petrobras	5/10/2009	2/11/2013	289-291	Eligible for a maximum of 15% performance bonus.	10	3
				Brazil	Petrobras	2/12/2013	10/10/2013	89-91	Anticipate entering the shipyard for +/- 240 days for rig modifications, regulatory inspection, and sea trials, of which 150 days are expected to be paid at a dayrate of $89k-$91k.
				Brazil	Petrobras	10/11/2013	8/14/2015	289-291	Eligible for a maximum of 15% performance bonus.

North Sea Semisubmersible (1)
Noble Ton van Langeveld	Offshore Co. SCP III Mark 2	1979/2000	1,500'	United Kingdom	Centrica/Maersk	6/30/2009	6/29/2010	379-381
				United Kingdom	Centrica/Maersk	6/30/2010	10/14/2010	246-248		4

North Sea/Mediterranean Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter	1985/2004	7,200	Libya	ExxonMobil	4/18/2009	4/17/2012	536-538	Uplift in dayrate for operations in Libya from contract dayrate of $505k-$507k per day included. Upgrades, repairs, and inspections between wells.	73

North Sea Jackups (9)
Noble Hans Deul	F&G JU-2000E	2009	400'-IC	Netherlands	Shell	2/06/2009	2/05/2011	127-129
				United Kingdom	Shell	2/06/2011	2/05/2013	174-176	Received two-year extension.

Noble Scott Marks	F&G JU-2000E	2009	400'-IC	United Kingdom	Centrica	9/07/2009	9/06/2011	212-214	Dayrate includes cost escalation adjustments.

Noble Julie Robertson	Baker Marine Europe Class	1981/2001	390'-IC (e)	United Kingdom	Centrica	9/15/2009	9/17/2010	211-213

Noble Al White	CFEM T-2005-C	1982/2005	360’-IC	Netherlands	Total	12/03/2009	6/03/2011	111-113	Plus a six month priced option.

Noble Byron Welliver	CFEM T-2005-C	1982	300’-IC	United Kingdom	ATP	3/03/2010	10/31/2010	85-87

Noble Lynda Bossler	MSC/CJ-46	1982	250’-IC	Netherlands	Cirrus Energy	4/01/2010	7/31/2010	88-90

Noble Piet van Ede	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	2/23/2010	8/31/2010	108-110	Two-well extension.
					Shipyard	9/1/2010	9/30/2010	-	Enter the shipyard on 9/01/2010 for 30 days at zero dayrate.			30
				Netherlands	Gaz de France	10/1/2010	9/30/2011	85-87	Received one-year extension.

Noble Ronald Hoope	MSC/CJ-46	1982	250’-IC	Netherlands	Gaz de France	2/23/2010	8/15/2010	92-94	Plus two priced option wells; estimated time to complete each well is +/- 60 days.
				Netherlands	Gaz de France	8/16/2010	1/15/2011	86-88	Received two-well extension.

Noble George Sauvageau	NAM Nedlloyd-C	1981	250’-IC	Netherlands	Wintershall	1/01/2010	12/31/2010	117-119

West Africa Jackups (5) (c )
Noble Percy Johns	F&G L-780 MOD II	1981/1995	300’-IC	Nigeria	ExxonMobil	3/26/2010	6/30/2010	84-86
				Nigeria	ExxonMobil	7/01/2010	6/30/2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation.			19

Noble Tommy Craighead	F&G L-780 MOD II	1982/2003	300’-IC	Cameroon	Shipyard	5/19/2009	4/30/2010	-	Available.	30
				Cameroon	EurOil	5/01/2010	8/31/2010	89-91	Received contract for two wells plus two - one well priced options.

Noble Ed Noble	MLT Class 82-SD-C	1984/2003	250’-IC	Nigeria	ExxonMobil	2/01/2010	6/30/2010	84-86
				Nigeria	ExxonMobil	7/01/2010	6/30/2012	84-86	2-years firm plus a 1-year priced option; which is subject to a 240-day notice of cancellation.

Noble Lloyd Noble	MLT Class 82-SD-C	1983/1990	250’-IC	Nigeria	Amni	1/07/2010	7/16/2010	89-91

Noble Don Walker	Baker Marine BMC 150-SD	1982/1992	150’-IC	Cameroon	Shipyard	3/11/2009		-	Available.	91	8
Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.

	NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT - July 8, 2010								.		Approximate actual and estimated unpaid down time days *
	RIG	RIG DESIGN	YEAR BUILT / REBUILT	WATER DEPTH	LOCATION	OPERATOR	ESTIMATED CONTRACT START DATE	ESTIMATED CONTRACT EXPIRATION DATE	FULL CONTRACT DAYRATE ($000)	COMMENTS	2Q-10	3Q-10	3Q-10	4Q-10
											A	A	E	E

Arabian Gulf Jackups (14) (c )
	Noble Roger Lewis	F&G JU-2000E	2007	400'-IC	Qatar	Shell	2/03/2008	4/27/2010	104-106
					UAE/Hamriyah	Shipyard	4/28/2010	8/26/2010	-	Installation of leg extensions; upgrading steel.	71	8	41

	Noble Jimmy Puckett	F&G L-780 MOD II	1982/2002	300'-IC	Qatar	RasGas	6/19/2009	4/04/2010	59-61
					Qatar	RasGas	4/05/2010	4/04/2012	71-73	Option wells converted to a fixed contract which is subject to 120-day notice of cancellation plus a two-year priced option.

	Noble Kenneth Delaney	F&G L-780 MOD II	1983/1998	300'-IC	Qatar	QatarGas 3 & 4	4/1/2010	5/14/2010	99-101
					UAE (Hamriyah)	Shipyard	5/15/2010	8/31/2010	-		46	8	54
					India	Deepwater Drilling/ONGC	9/01/2010	8/31/2013	49-51	Received a letter of award. Rig bareboat which would be chartered to Deepwater Drilling which is contracted with ONGC.

	Noble Gus Androes	Levingston Class 111-C	1982/2004	300'-IC	Qatar	Maersk Oil Qatar	8/11/2009	11/11/2010	51-53	Rig substitution for Noble David Tinsley contract; rig to serve as an accommodation.

	Noble Harvey Duhaney	Levingston Class 111-C	1976/2001	300'-IC	Qatar	Total	4/05/2009	6/04/2010	84-86
					Qatar	Total	6/05/2010	12/01/2011	59-61	Contract is subject to a 60-day notice of cancellation.

	Noble Alan Hay	Levingston Class 111-C	1980/2005	300'-IC	UAE (Dubai)	Dubai Petroleum	10/12/2009	11/15/2011	#	Rate withheld at request of operator. Contract is subject to a 90-day notice of cancellation. Entered the shipyard on 5/20/2010 for 90 days at zero dayrate for upgrades and survey; the Noble Roy Rhodes will be substituted during this period.	41	8	41

	Noble Roy Rhodes	MLT Class 116-C	1979/2009	300’-IC	UAE (Sharjah)	Shipyard	1/01/2010	6/22/2010	-	Upgrades and regulatory inspection, then available.	87
					UAE (Dubai)	Dubai Petroleum	6/23/2010	9/05/2010	#	Rig substitution for the Noble Alan Hay (formerly the Noble Mark Burns).

	Noble Joe Beall	Modec 300C-38	1981/2004	300'-IC	Qatar	McDermott	11/10/2009	8/24/2010	53-55	Accommodation work.

	Noble David Tinsley	Modec 300C-38	1981/2004	300'-IC	UAE (Hamriyah)	Shipyard	5/09/2009	9/30/2010	-	Estimated timing for leg repair/replacement.	91	8	84

	Noble Gene House	Modec 300C-38	1981/1998	300'-IC	Qatar	Maersk Oil Qatar	5/21/2009	9/15/2010	47-49	Accommodation work.

	Noble Charles Copeland	MLT Class 82-SD-C	1979/2001	280’-IC	UAE (Hamriyah)	Shipyard	12/01/2009		-	Available.	91	8

	Noble Chuck Syring	MLT Class 82-C	1976/1996	250’-IC	Qatar	RasGas	2/04/2010	2/03/2011	47-49	Accommodation work. Contract is subject to a 120-day notice of cancellation.

	Dhabi II	Baker Marine BMC 150	1982/2006	150'-IC	UAE (Abu Dhabi)	ADOC	7/15/2008	7/14/2011	91-93

	Noble Dick Favor	Baker Marine BMC 150	1982/2004	150'-IC	Bahrain	Occidental	12/29/2009	2/17/2010	69-71
					UAE (Hamriyah)	Shipyard	2/18/2010		-	Available.	91	8

India Jackups (3) (c, d)
	Noble Ed Holt	Levingston Class 111-C	1981/2003	300’-IC	India	Jindal/ONGC	2/23/2010	2/22/2015	56-58	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble George McLeod	F&G L-780 MOD II	1981/1995	300’-IC	India	Jindal/ONGC	1/05/2009	1/04/2012	132-134	Rig bareboat chartered to Jindal which is contracted with ONGC.

	Noble Charlie Yester	MLT Class 116-C	1980	300’-IC	India	Jindal/ONGC	12/30/2009	5/12/2010	59-61	Rig bareboat chartered to Jindal which is contracted with ONGC. Drilling well-to-well extension.
							5/13/2010	6/07/2010	-	Mobilization and ONGC Acceptance.	21
							6/08/2010	6/07/2013	49-51	Rig bareboat chartered to Jindal which is contracted with ONGC.

Far East Semisubmersibles (1)
	Noble Jim Day - Newbuild	Bingo 9000	1999/2009	12,000'-DP	Singapore - Jurong	Shipyard		6/08/2010	-	Mobilization delay caused by heavy lift company.
					In-transit & acceptance testing	Marathon	6/17/2010	9/30/2010	-	Lump sum fee will offset mobilization costs. The drilling contract for the Noble Jim Day contains a termination right in the event the rig is not ready to commence operations by December 31, 2010.
					US GOM	Marathon	10/01/2010	9/30/2014	514-516

Far East Drillship (2)
	Globetrotter 1 - Newbuild	Globetrotter Class	2011	10,000'-DP	Dalian, China - STX / Netherlands - Huisman	Shipyard		9/30/2011	-
Shell has entered into 10-year contracts for the Noble Globetrotter and a second newbuild drillship (anticipated to be delivered in the second half of 2013), subject to the closing of the Frontier transaction.  Each contract is at a fixed dayrate of $410,000 the first five years and is eligible for a 15% performance bonus.  During the second five years, the units will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

					In-transit & acceptance testing	TBA	10/01/2011	12/31/2011	-
					TBA	TBA	1/01/2012	TBA	TBA	Available.

	Newbuild Drillship	TBA	2013	TBA	TBA	Shipyard	TBA	TBA	TBA
Shell has entered into 10-year contracts for the Noble Globetrotter and a second newbuild drillship (anticipated to be delivered in the second half of 2013), subject to the closing of the Frontier transaction.  Each contract is at a fixed dayrate of $410,000 the first five years and is eligible for a 15% performance bonus.  During the second five years, the units will earn a dayrate based on a market index and also be eligible for a 15% performance bonus.

											1231	120	447	235
(a)	Unit has been upgraded to the NC-5SM mooring standard.
(b)	Rig utilizes the Aluminum Alloy Riser technology.
(c)	In various market segments, the Company contracts with certain parties for the provision of certain local services and advice. Compensation paid to such parties by the Company typically is based on a percentage of the drilling contract’s daywork operating rate, and the Company accounts for such payments in its financial statements in the contract drilling services operating costs and expenses line item.									2010 Total: (includes: shipyard, stacked, & downtime days.)	3076
(d)	Listed rigs are modified bareboat charter; cost structure varies by region.
(e)	Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.
(f)	Rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the rig to operate in up to 300' of water.

*	A = Actual approximate downtime incurred during the quarter indicated as of the report date; E = Estimated additional downtime days expected to occur as of the report date.

# =	Rate withheld at request of operator.

Changes from last Fleet Status Report denoted by Red, Bold, Underlined type.